*** Where this marking appears throughout this Exhibit 10, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately.

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) by and between GE Healthcare Bio-Sciences Corp., a Delaware corporation, located at 800 Centennial Avenue, Piscataway, New Jersey 08855 USA (“GEHC”), and Cytogenix Inc., a Nevada corporation, located at 3100 Wilcrest Drive, Suite 140, Houston, TX 77042 (“Buyer”), is effective as of the date of the last signature hereto.

RECITALS

WHEREAS, GEHC manufactures Custom CYGX Kits (as defined below) and Reagents (as defined below) used in genomic DNA production and preparation;

WHEREAS, Buyer wishes to purchase Custom CYGX Kits and Reagents from GEHC pursuant to terms of this Agreement and the terms and conditions of sale attached hereto; and

WHEREAS, Buyer acknowledges that GEHC owns intellectual property rights in relation to the Custom CYGX Kits and Reagents, which survive the sale to Buyer.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

I.

DEFINITIONS

The following expressions shall bear the following meanings:

1.1

“Affiliate” of a party means any entity that, directly or indirectly controls, is controlled by or is under common control with such party.  “Control” (and, with correlative meanings, the terms “controlled by” and “under common control with”) means: (i) the ownership of fifty percent (50%) or more of the outstanding voting securities of an entity; or (ii) the power, whether by ownership of voting securities, by contract or otherwise, to direct or cause the direction of the management and policies of an entity or to appoint fifty percent (50%) or more of the members of the governing body of an entity.  The preceding notwithstanding, in this Agreement references to Affiliates of GEHC shall be only to any entity which, from time to time, forms part of the GEHC Healthcare business and whose ultimate parent is General Electric Co.  In this Agreement references to GEHC shall be deemed to include any Affiliate of GEHC and GEHC agrees to be responsible for the actions and omissions of its Affiliates.

1.2

“Collaborator” means any entity, commercial or academic, or individual that has entered into a written material transfer, sponsored research, collaboration or other similar joint-effort agreement with Buyer for the bona fide purpose of evaluating, developing, improving and/or manufacturing nucleic acid according to Buyer’s U.S. patent application nos: 60/635,418; 60/680,716; 60/705,348 60/762,172, PCT/US05/45028 and US patent application filed March 17, 2006 entitled “Cell Free Biosynthetic Production of Nucleic Acid Therapeutics” (or any continuations, continuations-in-part, divisionals and foreign counterparts thereof) and pursuant to which is also obligated to Buyer under terms of strict confidentiality.

1.3

“Compounds” means drugs and/or biological agents subject to approval for use in humans, animals and plants by national or foreign regulatory agencies such as FDA, USEPA, USDA-APHIS, HPB, EMEA or similar governmental bodies.

1.4

“Confidential Information” shall have the meaning given to it in Section 8.1 herein.

1.5

“Custom CYGX Kit” means the custom GenomiPhi Kit manufactured by GEHC as more specifically described in Schedule 1 and Schedule 2 hereto.  The composition and specifications of the Custom CYGX Kit may be changed upon the mutual written agreement of the parties pursuant to Section 9.1 herein or to accommodate improvements and developments to the proprietary production process developed during the Term.

1.6

“Products” means the Custom CYGX Kits and the Reagents supplied to Buyer by GEHC hereunder.

1.7

“Reagents” means those enzymes and other products manufactured by or for GEHC as more specifically described on Schedule 1 hereto.

1.8

“Third Party” means any person or entity, other than Buyer, GEHC or their respective Affiliates.

II.

PURCHASE AND SALE OF PRODUCTS

2.1

Purchase and Sale

During the Term and subject to the terms and conditions hereof, GEHC will manufacture and sell exclusively to Buyer and Buyer will purchase exclusively from GEHC those quantities of Products as ordered by Buyer hereunder.  On the date of delivery to Buyer, the Products will meet the specifications set forth on Schedule 2.

2.2

Exclusivity

2.2.1

GEHC will not knowingly supply to any Third Party the Custom CYGX Kits or any large-scale equivalent kits that comprise the same technology (defined as those kits capable of making at least 0.5 grams of nucleic acid, and referred to herein as “Large Scale Equivalent Kits”) that will be used by such Third Party for the manufacture of DNA under the nucleic acid manufacturing process covered by one or more claims of patent applications owned by Buyer covering its proprietary cell-free nucleic acid production process (being US patent application nos: 60/635,418; 60/680,716; 60/705,348 60/762,172, PCT/US05/45028 and US patent application filed March 17, 2006 entitled “Cell Free Biosynthetic Production of Nucleic Acid Therapeutics” (the “Patent Applications”) and any divisions, continuations, continuations-in-part, reissues and/or foreign counterparts thereof) wherein the nucleic acid product is to be used as the active ingredient or adjuvant in Compounds used in the context of either therapeutics, prophylactics, or ameliorative agents.  For the purposes of clarity, GEHC will be deemed to have complied with this Section 2.2.1 if it includes a label on any Large Scale Equivalent Kits supplied to a Third Party that such kits are to only be used for purposes that do not include the purposes stated in the immediately preceding sentence above.

2.2.2

The exclusivity obligations set forth in Section 2.2.1 will terminate at GEHC’s option if (i) the Patent Applications are not allowed or fail to issue, (ii) if a US patent based on the Patent Applications has not issued within four years of the date hereof, (iii)  if Buyer relinquishes ownership of the Patent Applications and/or resulting patents or (iv) Buyer has not met its minimum purchase commitments under Section 4.2 herein; provided, that, Buyer will keep GEHC reasonably updated from time to time on the status of its Patent Applications and related foreign applications and will work with GEHC to expedite the issuance of such applications.

2.2.3

Subject to Section 5.2, Buyer will not purchase Custom CYGX Kits (or any substantially similar products) from any Third Party during the Term.

2.3

Restrictions on Use

Buyer agrees and acknowledges that it (i) is not authorized or permitted to sell, supply, distribute or otherwise transfer the Products to any third parties (except for transfers to a Collaborator for no value where such Collaborator is using the Products solely in connection with a bona fide research and development collaboration with Buyer utilizing the Patent Applications and only where such Collaborator has agreed to comply with any Product use restrictions contained herein and has agreed to keep any GEHC Confidential Information learned during such Collaboration confidential) and (ii) will only use the Products at sites owned or leased by Buyer or, if permitted under Section 2.3(i) above, owned or leased by Collaborators of Buyer where such use is solely for the manufacture of nucleic acid under the nucleic acid manufacturing process covered by one or more claims of the Patent Applications (or any current or future related patent applications) wherein the nucleic acid product is to be used as the active ingredient or adjuvant in Compounds used in the context of either therapeutics, prophylactics, or ameliorative agents.  Upon reasonable advance written notice from GEHC, Buyer agrees to give access to its relevant stock and sales records to an independent auditor appointed by GEHC, subject to approval by the Buyer (such approval not to be unreasonably withheld), to verify in Buyer’s compliance with the terms hereof.  Such audits shall be conducted no more frequently than once per year and shall be at GEHC’s sole expense.

2.4

Labeling

Buyer agrees to comply with all use restrictions applicable to the Products as set forth on the labels thereto; provided, that, such restrictions do not directly conflict with the terms of this Agreement.  In the event of such a conflict between such labels and the terms of this Agreement, the terms of this Agreement will prevail.  GEHC agrees to provide Buyer with at least thirty (30) days’ prior written notice of any changes to the label restrictions.

2.5

Terms and Conditions of Sale

Buyer will order Products from GEHC under the terms and conditions of sale attached as Exhibit A to this Agreement (“Conditions of Sale”) and GEHC will not accept and objects to any terms and conditions on Buyer’s purchase order or other writing which are different or additional to those contained in the Conditions of Sale.  In the event of any conflict between the terms of the body of this Agreement and Exhibit A, the terms of this Agreement shall prevail.  No modification or waiver of the Conditions of Sale will be effective unless in writing and signed by both parties.  Buyer’s purchase orders will reference and automatically incorporate the terms of this Agreement and orders will be deemed accepted by GEHC upon Buyer’s receipt of GEHC’s order confirmation.

III.

SHIPMENT

3.1

Shipment

GEHC will ship the Products to the location designated by Buyer on its purchase order in accordance with the Conditions of Sale.

3.2

Delivery Dates

Subject to Section 5.1 and to the extent such orders are consistent with the terms of this Agreement and the applicable Forecast (as defined below), GEHC will use commercially reasonable efforts to ship the Products ordered by Buyer hereunder no later than thirty (30) days from the date of such order; provided, that, any orders placed pursuant to the initial purchase order hereunder will be delivered no later than ninety (90) days from the date of such order.

IV.

PRICE, MINIMUMS AND PAYMENT TERMS

4.1

Purchase Price

In consideration for the supply of Products hereunder, Buyer will pay GEHC the applicable transfer prices set forth in Schedule 3.  Commencing on December 1, 2006 and on December 1 of each subsequent year this Agreement is in effect and upon at least thirty (30) days prior written notice to Buyer, the prices for Products for the immediately following calendar year may be increased by GEHC, with a cap on such adjustment equal to the aggregate change in the Producer Price Index for Drugs and Pharmaceuticals issued by the Department of Labor, Bureau of Labor Statistics over the prior twelve (12)-month period.

4.2

Minimums

Notwithstanding anything herein to the contrary, Buyer shall be required to purchase from GEHC during each calendar year during the Term no less than that number of Custom CYGX Kits for each such calendar year set forth on Schedule 4.  In the event Buyer does not purchase, for any given calendar year hereof, the minimum number of Custom CYGX Kits set forth herein, Buyer shall, within thirty (30) days of the end of such calendar year, pay to GEHC a dollar amount (the “Shortfall Dollar Amount”) equal to the difference between (i) the dollar amount of Custom CYGX Kits that Buyer was required to purchase hereunder for such prior calendar year and (ii) the dollar amount paid by Buyer for Custom CYGX Kits during such prior calendar year.  If Buyer does not pay the Shortfall Dollar Amount, GEHC shall be permitted to, at its option, (i) terminate the exclusivity provisions of this Agreement and/or pursue any other remedies available to it under law or (ii) terminate this Agreement immediately and/or pursue any other remedies available to it under law.

V.

FORECASTS; FORCE MAJEURE; QUALITY AUDIT

5.1

Forecasts

Buyer agrees that no later than the first day of each calendar quarter it will provide to GEHC a bona fide reasonable estimate (the “Forecast”) of the quantity of the Products that Buyer expects to purchase from GEHC for each of the next four quarters, of which the initial quarter of such Forecast shall be binding on Buyer.  In the event that Buyer places order for Products in amounts greater than the amounts set forth in the applicable Forecast, GEHC shall use its commercially reasonable efforts to fill Buyer’s order in the appropriate time frame, provided that, in any given calendar quarter, GEHC shall have no obligation to supply any amounts in excess of one hundred and twenty percent (120%) of the applicable Forecast.  Forecasts for Custom CYGX Kits will be sent to the following address: GE Biosciences, Cardiff Labs, Forest Farm Estate, Whitchurch, Cardiff CF4 7YT, UK, Fax No. +44 29 2052 6213, Attention: Richard Kuningas.

5.2

Force Majeure

If GEHC is prevented from performing any of its obligations hereunder due to any cause which is beyond GEHC’s reasonable control, including fire, explosion, perils of the sea, flood, drought, natural calamity, war, terrorism, riot, sabotage, accident, embargo, labor dispute, strike, labor shortage, short or reduced supply of fuel or raw material (to the extent such supply failure or shortage is beyond the GEHC’s control), transportation embargo, judicial action, or compliance with any order, direction or request from any governmental agency or office (a “Force Majeure Event”), GEHC shall not be liable for breach of this Agreement with respect to such non-performance to the extent any such non-performance is due to a Force Majeure Event; provided, that, if due to a Force Majuere Event GEHC is unable to supply Products to Buyer for a period of (a) thirty (30) days from the expected date of delivery, then Buyer shall be permitted to purchase Products from a Third Party without violating its exclusivity obligations hereunder solely for such period of time as GEHC is unable to supply Buyer with Products or (b) six (6) months, then Buyer shall be permitted to terminate this Agreement.  If Buyer purchases products comparable to the Custom CYGX Kits from a Third Party as permitted above, then such purchases shall be credited to Buyer in calculating Buyer’s minimum purchase requirements hereunder.  For the avoidance of doubt, under no circumstances does GEHC grant Buyer a license (implied or otherwise) to any intellectual property relating to the Products in the event Buyer is permitted to obtain Products from a Third Party as stated above.

5.3

Quality Audit

With at least thirty (30) days advance written notice and no more than once during any calendar year, GEHC will allow Buyer’s external auditors to tour and inspect only those facilities used by GEHC in the manufacturing of substantially all of the Custom CYGX Kits.  The inspection will include access only to policies, equipment, release criteria/data, non-conformance reports, complaints and recall notices concerning the manufacture and distribution of the Custom CYGX Kits.  Upon the request of GEHC, audit reports will be sent to GEHC by Buyer within thirty (30) days of the audit.  Prior to the commencement of an audit hereunder, Buyer will ensure that the external auditors agree to obligations of confidentiality at least as restrictive as those described herein with respect to any GEHC information learned or discovered in connection with such audit.

VI.

INTELLECTUAL PROPERTY

6.1

IP Ownership

6.1.1

GEHC will acquire no rights under this Agreement to any existing Buyer technology or intellectual property.

6.1.2

Buyer will acquire no rights under this Agreement to any GEHC technology or intellectual property.

6.1.3

Ownership of any new intellectual property created through use of the Products provided by GEHC under this Agreement that results in a new Product application, new procedures or that improves the composition, yield, fidelity, ease of use or physical or chemical stability of the Products (any such Intellectual Property referred to herein as “New IP”) will be based on inventorship determined in accordance with US patent law.  In other words, each party will own the inventions made solely by inventors that are employees of that party, and both parties will jointly own inventions that are made jointly by inventors that are employees of both parties.  Notwithstanding the foregoing, Buyer will offer GEHC the option (exercisable by GEHC within 90 days of written notice from Buyer to GEHC of a detailed description of the applicable invention) to a paid-up, royalty-free, exclusive (except as to Buyer), non-transferable (except to an Affiliate) but sublicensable, worldwide license to make, have made, use, distribute, sell and commercialize only in the life sciences research and diagnostic markets any and all New IP Buyer may create or otherwise obtain ownership rights in that can be used for purposes other than the manufacture of human, animal or plant therapeutic, prophylactic or ameliorative drugs (e.g., in the life sciences research or diagnostics markets).

6.2

Certain Rights

Subject to Buyer’s compliance with the terms and conditions herein, GEHC represents and warrants that, to the best of its knowledge and as of the date hereof, the Custom CYGX Kits may be used by Buyer for DNA amplification as described in US patent application numbers 10/835,140 and 09/920,571 and US patents 5,576,204; 6,124,120; 5,854,033; 6,280,949; 6,323,009; 5,001,050 and 5,198,543.

VII.

INDEMNIFICATION

7.1

Buyer Indemnification

Buyer hereby agrees to save, defend and hold GEHC and its Affiliates and each of their respective directors, officers, employees and agents harmless from and against any and all claims, suits, actions, demands, liabilities, expenses and/or losses, including reasonable attorneys’ fees and expenses, asserted by a Third Party and resulting directly or indirectly from any act or omission by Buyer, its Affiliates or any of their respective directors, officers, employees or agents, in connection with this Agreement, including, without limitation, any claims of product liability, personal injury (including, but not limited to, death), damage to property or violation of any laws or regulations or negligence.

VIII.      CONFIDENTIALITY

8.1

Definition

As used herein, “Confidential Information” shall include all confidential or proprietary information disclosed to one party by the other party, or developed by a party in the performance of activities contemplated by this Agreement, including information regarding Custom CYGX Kits, information regarding the parties’ respective advertising, distribution, marketing or strategic plans, and information regarding their costs, productivity or technological advances.  The term “Confidential Information” includes (i) any written proprietary or confidential information or other material in a tangible form that is marked as “confidential” at the time it is delivered to the receiving party, (ii) proprietary or confidential information disclosed orally that is orally identified as confidential or proprietary when disclosed and (iii) this Agreement and the terms hereof.  Confidential Information shall not include information that (i) was already known to the receiving party at the time of its receipt thereof, (ii) is independently developed by the receiving party, as evidenced by its written records, (iii) is disclosed to the receiving party after its receipt thereof by a third party who, the receiving party in good faith believes, has a right to make such disclosure without violating any obligation of confidentiality, or (iv) is or becomes part of the public domain through no fault of the receiving party.

8.2

Non-disclosure

During the Term and for ten years thereafter, neither party shall use or disclose to Third Parties any Confidential Information of the other (except to comply with its obligations under this Agreement) and each party shall ensure that its and its Affiliates’ employees, officers, representatives and agents shall not use or disclose to third parties any Confidential Information of the other (except to comply with its obligations under this Agreement).  Upon the termination of this Agreement, each party shall return to the other or destroy all Confidential Information of the other in written form, and neither party shall make any further use of the Confidential Information of the other.

8.3

Required Disclosure

If required by law or regulation, a party (“Required Discloser”) may disclose that portion (and only that portion) of the Confidential Information of the other party that, based upon advice of the Required Discloser’s counsel, the Required Discloser is legally compelled to disclose or that has been requested by a governmental agency or body; provided, that, the Required Discloser shall (i) provide prompt written notice to the other party of any such requirement; (ii) cooperate with the other party’s reasonable efforts to obtain confidential treatment of such information and (iii) use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded by any person to whom any Confidential Information is so disclosed.

IX.

TERM AND TERMINATION

9.1

Term; Option to Extend

Subject to the earlier termination of this Agreement pursuant to the terms hereof, this Agreement will be effective for a period of one (1) year from the date hereof (the “Initial Term”).  No later than fifteen (15) days prior to the end of the Initial Term, GEHC shall provide Buyer with updated specifications for the Custom CYGX Kit (such specifications to be determined in the sole discretion of GEHC) and Buyer shall have the right, within such fifteen (15) day period, to extend the term of this Agreement by written notice to GEHC for an additional three (3) years (such additional three year period referred to as the “Option Term”, and together with the Initial Term, the “Term”).

9.2

Termination for Breach or other Event of Default

In the event of a breach by either party, then the other party may terminate this Agreement by giving such party notice of such breach.  The party receiving such notice shall have thirty (30) days from the date of receipt thereof to cure such breach.  If such breach is not cured within such thirty (30) day period, then the non-breaching party shall have the right to terminate this Agreement effective as of the end of such period.  In the event such breach is cured during such period, such notice shall be of no force or effect and this Agreement shall not be terminated.

9.3

Termination for Insolvency

In the event that either party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within ninety (90) days of such action, then the other party may terminate this Agreement effective immediately upon written notice to such party.

9.4

Termination for Failure to Meet Minimums

GEHC shall be permitted to terminate this Agreement pursuant to Section 4.2 herein.

9.5

Termination in the Event of Force Majeure

Buyer shall be permitted to terminate this Agreement pursuant to Section 5.2 herein.

9.6

Effect of Termination; Survival

Termination of this Agreement will not relieve either party from any obligations which have accrued prior to such termination.  Sections 4.2, 6, 7, 8 and 9.6 and any other provisions of this Agreement that by their sense should survive this Agreement shall survive the termination of this Agreement in accordance with the respective terms thereof.

X.

MISCELLANEOUS

10.1

Independent Entities

Neither party has any ownership interest in the other, and the relationship between the parties, as established by this Agreement, is solely that of independent contractors.  This Agreement does not create any partnership, joint venture or similar business relationship between the parties.  Neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

10.2

Assignment

This Agreement and any rights and/or obligations hereunder may not be assigned by either party without the prior written consent of the other, except that either party may assign this Agreement and its rights and obligations hereunder to (i) any of its Affiliates or (ii) an entity that purchases all or substantially all of the assets to which this Agreement relates.  Any assignment or any attempted assignment in breach of this Section shall be null and void.  Subject to the foregoing terms of this Section, this Agreement shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

10.3

Section Headings

The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

10.4

Non-Waiver of Rights

The failure of either party to enforce at any time for any period any provision hereof shall not be construed to be a waiver of such provision or of the right of such party thereafter to enforce each such provision, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.  Remedies provided herein are cumulative and not exclusive of any remedies provided at law.

10.5

Invalid Provisions

In the event that any one or more of the provisions (or any part thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

10.6

Entire Agreement

This Agreement, together with all Schedules and Exhibits attached hereto constitutes the final, complete and exclusive agreement and understanding between GEHC and Buyer relating to the subject matter hereof and supersedes all prior and contemporaneous agreements oral or written.  To the extent that there are any conflicts between this Agreement and any Product labels, Schedules and Exhibits hereto, the terms this Agreement will prevail.

10.7

Notices

All notices and other communications hereunder shall be in writing.  All notices hereunder shall be delivered personally, or sent by national overnight delivery service or postage pre paid registered or certified U.S. mail, and shall be deemed given:  when delivered, if by personal delivery or overnight delivery service; or if so sent by U.S. mail, three (3) business days after deposit in the mail, and shall be addressed:

If to GEHC:

GE Healthcare

800 Centennial Avenue
Piscataway, NJ  08855
Attention:  VP, Product Acquisition and Licensing

With a copy to:

GE Healthcare
800 Centennial Avenue
Piscataway, NJ  08855
Attention:  General Counsel

If to Buyer:

Cytogenix, Inc.

3100 Wilcrest Drive, Suite 140

Houston, TX 77042
Attention:  Kurt Berens

or to such other place as either party may designate by written notice to the other in accordance with the terms hereof.

10.7

Governing Law; Venue

This Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of laws principles.  The venue for any action, proceeding or claim (“Action”) between the parties arising out of or relating to this Agreement or any alleged breach thereof shall be any appropriate state or federal court located in the State of Delaware and such courts will be the exclusive venues for such actions.

10.8

Waiver of Jury Trial

Each party waives their rights to a jury trial of any claim or cause of action based upon, relating to, or arising out of this Agreement.  This Agreement may be filed as a written consent to a trial by the court.

10.9

Publicity

No press releases or public disclosure, either written or oral, regarding the execution of this Agreement or the content hereof, shall be made by a party hereto (or its Affiliates or representatives) without the prior knowledge and written consent of other party hereto.  Notwithstanding the foregoing, the parties agree that Buyer will be permitted to issue the press release attached hereto as Schedule 5.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates written below.

GE HEALTHCARE BIO-SCIENCES CORP.		CYTOGENIX INC.
By :	/s/	By :	/s/
Name and Title :	Dr. Gerard Brophy, Head of Product Acquisition and Licensing	Name and Title :	Malcolm Skolnick, President and Chief Executive Officer
Date :	March 22, 2006	Date :	March 22, 2006

SCHEDULE 1

DESCRIPTION OF PRODUCTS

Custom CYGX Kit

Custom CYGX Kit, (sufficient to produce   ***

Reagents

Restriction enzymes

***	Exonuclease 5 ***
***	BamH1 ***
***	Xho1 ***
***	Nhe1 ***
***	Sma1 ***
***	EcoR1 ***

  *** DNA   ***

***	***

  ***DNA   ***

***	***

ATP

***	***

SCHEDULE 2

PRODUCT SPECIFICATIONS

Custom CYGX kit

Product Code :  ***

Kit Components:

Component	Volume	Component Code
*** Buffer	***	***
*** Buffer	***	***
Enzyme ***	***	***

QC Specifications :

	Measurement	Method	Specification
1	Raw Materials
1.1	Enzyme
1.1.1	Purity	***	> 92%
1.1.2	Double-stranded Endonuclease contamination	Incubation of *** at 37 [0]C	No change in band pattern upon agarose gel electrophoresis.
1.1.3	Single-stranded endonucleases contamination	Incubation of *** at 37 [0]C	No change in band pattern upon agarose gel electrophoresis.
1.1.4	Protein concentration	Comparison to BSA standard curve at A595.	***
1.2	***
1.2.1	Base composition	HPLC analysis ***	***
1.2.2	***	***	***
2	Kit Components
2.1	*** buffer
2.1.1	pH	pH at 18-24°C	***
2.1.2	Conductivity	Conductivity using ***	***
2.1.3	*** concentration	***	***
2.1.4	Dispense volume	Volume *** Weighing ***	*** ***
2.2	*** buffer
2.2.1	*** concentration	***	***
2.2.2	Conductivity	Conductivity using ***	***
2.2.3	Dispense volume	Volume *** Weight ***	*** ***
2.3	Enzyme ***
2.3.1	Dispense volume	Volume *** Weight ***	***
3	Kit
3.1	Yield	*** product *** at 30°C ***	Spec TBD *

3.2	DNA Contamination	Yield and *** product of ***. Restriction enzyme digestion ***	Spec TBD * Sample does not digest to any discernable bands.
3.3	Product characterization	Restriction enzyme digestion ***	> 85% ***

Yield and DNA contamination specifications will be confirmed and added to this agreement after 3 batches of Custom CYGX kits have been manufactured and tested using the same method.

Reagents

BamH I

Product Code:  ***
G¯GATCC

Description: Isolated from Bacillus amyloliquefaciens H.

Heat inactivatable: Yes, 60 °C for 15 minutes.

Concentration:    ***

Storage conditions: 200 mM NaCl, 10 mM Tris-HCl (pH 7.5), 0.1 mM EDTA, 10 mM 2-mercaptoethanol, 100 µg/ml BSA, 0.15% Triton™ X-100 and 50% glycerol. Store at -20 °C.

Xho I

Product Code:  ***
C¯TCGAG

Description: Isolated from Xanthomonas holcicola.

Heat inactivatable: No, use ethanol precipitation.

Concentration:    ***

Storage conditions: 100 mM KCl, 10 mM Tris-HCl (pH 7.5), 0.1 mM EDTA, 10 mM 2-mercaptoethanol, 100 µg/ml BSA and 50% glycerol. Store at -20 °C.

Unit definition			Ligation-recutting
DNA	Buffer	temp	ligated	recut
l	H	37 °C	> 95%	100%

Nhe I

Product Code:  ***
G¯CTAGC

Description: Isolated from Neisseria mucosa heidelbergensis.

Heat inactivatable: Yes, 70 °C for 15 minutes.

Concentration:  ***.

Storage conditions: 50 mM KCl, 10 mM Tris-HCl (pH 7.5), 0.1 mM EDTA, 10 mM 2-mercaptoethanol, 100 µg/ml BSA and 50% glycerol. Store at -20 °C.

.

Unit definition			Ligation-recutting
DNA	Buffer	temp	ligated	recut
l	M	37 °C	90%	95%

Sma I

Product Code:  ***
CCC¯GGG

Description: Isolated from Serratia marcescens Sb.

Heat inactivatable: Yes, 60 °C for 15 minutes.

Concentration:    ***

Storage conditions: 50 mM KCl, 10 mM Tris-HCl (pH 7.5), 0.1 mM EDTA, 10 mM 2-mercaptoethanol, 100 µg/ml BSA and 50% glycerol. Store at -20 °C.

.

Unit definition			Ligation-recutting
DNA	Buffer	temp	ligated	recut
l	T + BSA	30 °C	> 95%	100%

EcoR I

Product Code:  ***
G¯AATTC

Description: Isolated from Escherichia coli RY13.

Heat inactivatable: Yes, 60 °C for 15 minutes.

Concentration:    ***

Storage conditions: 400 mM KCl, 10 mM Tris-HCl (pH 7.5), 0.1 mM EDTA, 5 mM 2-mercaptoethanol, 100 µg/ml BSA, 0.15% Triton™ X-100 and 50% glycerol. Store at -20 °C.

Unit definition			Ligation-recutting
DNA	Buffer	temp	ligated	recut
l	H	37 °C	100%	100%

Exonuclease V  ***

Product Code :  ***
Source: Micrococcus luteus.

Description: Multiple activities, all of which may be required for recombination or DNA repair. It will hydrolyze nucleotides from both the 3' and 5'-ends of linear double-stranded and single-stranded DNA, and requires ATP for activity.

Unit definition: One unit produces 10 nmol of acid-soluble nucleotides from 20 nmol DNA in 30 min at 37 °C under standard assay conditions.

Purity: Free of contaminating nicking activity.

Activity:  ***

Storage conditions: 20 mM Tris-HCl, pH 7.5, 1 mM 2-mercaptoethanol, 0.1 mM EDTA and 50% glycerol. Store at - 20 °C.

  ***  DNA   ***

Product Code:  ***
Source:  ***

Description:  ***

Unit definition:  ***

Purity:  ***  Typically greater than 95% pure by SDS-PAGE.

Storage conditions:  ***
Functional performance testing:  ***

Supplied with   ***

  ***  DNA   ***

Product Code:  ***
Source:  ***

Description:  ***

Unit definition:  ***

Assay conditions:  ***

Specific activity:  ***

Concentration:  ***

Storage buffer:  ***

SCHEDULE 3

TRANSFER PRICES

Custom CYGX Kit (sufficient to produce  ***  DNA)

Initial Term

$  *** /kit

Option Term

Up to 10 kits/year                              $  *** /kit

10 - 20 kits/year                                 $  *** /kit

20 - 40 kits/year                                 $  *** /kit

More than 40 kits/year                       $  *** /kit

Reagents*

***	Exonuclease 5 ***	$ ***
***	BamH1 ***	$ ***
***	Xho1 ***	$ ***
***	Nhe1 ***	$ ***
***	Sma1 ***	$ ***
***	EcoR1 ***	$ ***

  ***  DNA   ***

***	*** units)	$ ***

  ***  DNA   ***

***	*** units)	$ ***

ATP

***	*** ATP ***	$ ***

_______________

* Reagent pricing will, subject to any other terms of this Agreement (including price adjustments) apply to the Initial Term and the Option Term.

SCHEDULE 4

MINIMUM PURCHASE REQUIREMENTS

During the Initial Term

  ***  Custom CYGX Kits as follows: (i)  ***  Custom CYGX Kits no later than March 31, 2006, (ii)  ***  Custom CYGX Kits no later than June 30, 2006 and (iii)  ***  Custom CYGX Kits no later than September 30, 2006.

During the Option Term, if Exercised by Buyer

2007 –   *** Custom CYGX Kits

2008 –   ***  Custom CYGX Kits

2009 –   ***  Custom CYGX Kits

SCHEDULE 5

PRESS RELEASE

CytoGenix Enters into a Supply Agreement with GE Healthcare

 For DNA Production Reagents

Houston, TX (March 23, 2006) – GE Healthcare, a unit of General Electric Company (NYSE: GE), and CytoGenix, Inc. (CYGX. OB) have entered into a supply agreement in which GE Healthcare will provide CytoGenix with DNA production reagents for use in the manufacture of vaccines and therapeutic compounds by CytoGenix.

Under the terms of the agreement, GE Healthcare has agreed that Cytogenix will be its exclusive customer for these reagents where the intended application is the manufacture of therapeutic compounds using Cytogenix’s proprietary processes.

CytoGenix’ proprietary synDNA™ is a cell-free production process that enables a more efficient manufacturing cycle than extraction of DNA from bacterial fermentation. CytoGenix expects to begin production of commercial-scale amounts of synDNA™ in April and continue development of DNA vaccines and therapeutic products against infectious diseases (herpes infections, multi-drug resistant bacterial infections), inflammatory disorders (psoriasis) and cancer..

“This guaranteed source of GMP grade reagents is vital to our product development especially for our pandemic and bioterrorism vaccine program,” said Dr. Malcolm Skolnick, CytoGenix, Inc. President and CEO.  “We are very pleased to enter into this agreement with GE Healthcare and look forward to working with them to expand the development of DNA based pharmaceuticals,” added Dr. Skolnick.

“We believe CytoGenix can effectively utilize GE’s innovative disease research technologies with its own ground-breaking research to ultimately enhance the efficiency of healthcare delivery and increase the breadth of options for patient care,” said Carl W. Fuller, Ph.D., Vice President Science Fellow at GE Healthcare.

About CytoGenix

CytoGenix, Inc. is a Houston-based biopharmaceutical company that develops and markets innovative products and services based on its proprietary ssDNA expression technology.  The company has developed a breakthrough synthetic process for large-scale production of high purity DNA at fraction of the cost of traditional fermentation methods.  CytoGenix currently has one issued US patent and over 41 international or US pending patent applications claiming methods and materials in connection with this platform technology. Additional information about CytoGenix and its technology can be found on the website at www.cytogenix.com.

###

SAFE HARBOR: Except for statements of historical fact, the statements in this press release are forward-looking. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include, but are not limited to, general economic conditions, risks associated with the acceptance of new products, competition, and other factors more fully detailed in the company's filings with the Securities and Exchange Commission. Additional information about CytoGenix and its technology can be found on the website at www.cytogenix.com.

EXHIBIT A

CONDITIONS OF SALE

1.

General

1.1

In these Conditions:

The Buyer means the person, firm, company or other organisation who or which has ordered Products and/or Services from the Company;
The Company means the GE Biosciences group company referred to in the Contract;

The Contract means any contract for the sale and purchase of Products and/or Services between the Company and the Buyer being any quotation of the Company which is accepted by the Buyer or any order of the Buyer’s which is accepted by the Company whichever first occurs;

The Equipment means all items manufactured or supplied by the Company which are of a capital nature including without limitation, instruments, computers, printers and non-expendable accessories/spare parts;
The Goods means all items manufactured or supplied by the Company other than the Equipment including without limitation, biochemicals, enzymes, kits and kit components;
The Products means any Goods or Equipment agreed to be supplied by the Company; and
The Services means all advice given and services performed by the Company.

1.2

These Conditions shall be incorporated into each Contract and shall govern each Contract to the exclusion of any conditions of the Buyer.  These Conditions may not be varied or waived except with the express written agreement of the Company.  The failure of the Company to enforce its rights under the Contract at any time for any period of time shall not be construed as a waiver of any such rights.

2.

Prices and Quotations

2.1

The price of the Products and/or Services will be the Company's quoted price inclusive of any duties but exclusive of value added or other taxes.  All quotations issued by the Company for the supply of Products and/or Services shall remain open for acceptance for the period stated in the quotation or, if none is stated, for ninety (90) days.  In all other cases, prices payable are those currently in effect.  Unless otherwise agreed in writing, extra charges will be made for all applicable handling, freight, content, packaging, insurance or similar costs and a handling charge may be made for small orders.

2.2

The Company shall not modify prices at any time before delivery to the Buyer unless to reflect any changes to its costs resulting from any alteration in or addition to the Buyer's requirements.

3.

Payment

3.1

Unless otherwise agreed in writing payment in full shall be made to the Company in the currency invoiced no later than thirty (30) days from the date of invoice.

3.2

In the event of late payment the Company reserves the right:

(i)

to suspend deliveries and/or cancel any of its outstanding obligations; and

(ii)

to charge interest at an annual rate equal to 12% on all unpaid amounts calculated on a day to day basis until the actual date of payment.

4.

Changes

4.1

The Company reserves the right to make any change in the specification of the Products which does not materially affect the installation, performance or price thereof.

4.2

Products may only be returned at Company’s option, and with prior authorization.  A restocking charge will be applied to shipments returned for exchange or credit.

5.

Delivery

5.1

The Company will select the method of shipment and the carrier to be used, unless otherwise agreed.  Unless otherwise agreed, shipment will be F.O.B. (UCC) Company’s shipping point to destinations in US and Canada and CIP (Incoterms 2000) place of destination for all other destinations.  The Company will not be responsible for any loss or damage to the Products following delivery to the carrier, save that the Company will, unless otherwise agreed, provide insurance coverage for the Products during transit for the benefit of the Buyer.  Damaged items cannot be returned without authorisation.

5.2

If the Buyer fails to accept delivery of the Products within a reasonable period after receiving notice from the Company that they are ready for delivery, the Company may dispose of or store the Products at the Buyer's expense.

5.3

The Company will use all reasonable endeavours to avoid delay in delivery on the notified delivery dates. Failure to deliver by the specified date will not be a sufficient cause for cancellation, nor will the Company be liable for any direct, indirect, consequential or economic loss   due to delay in delivery.

5.4

The Buyer shall notify the Company within five (5) working days in writing of any short delivery or defects reasonably discoverable on careful examination.  The Company’s sole obligation shall be, at its option, to replace or repair any defective Products or refund the purchase price of any undelivered Products.

5.5

Where delivery of any Product requires an export license or other authorisation before shipment, the Company shall not be responsible for any delay in delivery due to delay in, or refusal of, such licence or authorisation.

6.

Risk and Title

6.1

The Buyer shall bear the risk of loss to the Products after delivery to the carrier. Full legal and equitable title and interest in the Goods and Equipment shall pass to the Buyer on delivery to the carrier.   The Buyer agrees not to dispose of or resell the Equipment until it has been paid in full.

7.

Services

7.1

Where the Company is to provide Services, the Buyer shall ensure that adequate and safe facilities exist at its premises and that the Company is properly notified of any relevant regulations.

8.

Restricted Use

8.1

With respect to certain Products, use restrictions are a condition to the purchase which Buyer must satisfy by strictly abiding by the restriction as set forth in the Company's catalogue and/or on the Product and accompanying documentation.  In no event shall goods stipulated by Company as intended for research and development use be used in a manufacturing process or in manufactured products.   The Products shall in no event be used in medical or clinical applications, unless otherwise expressly stated by the Company, and Buyer is solely liable to ensure compliance with any regulatory requirements related to the Buyer's use of Products.   Any warranty granted by Company to the Buyer shall be deemed void if any goods covered by such warranty are used for any purpose not permitted hereunder. In addition, the Buyer shall indemnify Company and hold Company harmless from and against any and all claims, damages, losses, costs, expenses and other liability of whatever nature that Company suffers or incurs by reason of any such unintended use.

9.

Warranty

9.1.

Goods - The Company warrants that its Goods meet the Company’s specifications at the time of shipment.  All warranty claims on Goods must be made within thirty (30) days of receipt of the Goods.  The Company’s sole liability and Buyer’s exclusive remedy for a breach of this warranty is limited to repair, replacement or refund at the sole option of the Company.

9.2

Equipment -  The Company’s Equipment of its own manufacture is warranted from date of shipment to be free of defects in workmanship or materials under normal usage for a period of one year.  The Company’s sole liability and Buyer’s exclusive remedy for a breach of this warranty is limited to repair, replacement or refund at the sole option of the Company; provided, that, the Company delivers the purchased Equipment in a reasonable timely manner.

9.3

Services - The Company warrants that all Services will be carried out with reasonable care and skill.  The Company’s sole liability for breach of this warranty shall be at its option to give credit for or reperform the Services in question.  This warranty shall only extend for a period of sixty (60) days after the completion of the Services.

9.4

THE COMPANY HEREBY EXPRESSLY DISCLAIMS, AND BUYER HEREBY EXPRESSLY WAIVES, ANY WARRANTY REGARDING RESULTS OBTAINED THROUGH THE USE OF THE PRODUCTS, INCLUDING WITHOUT LIMITATION ANY CLAIM OF INACCURATE, INVALID, OR INCOMPLETE RESULTS.

ALL OTHER WARRANTIES, REPRESENTATIONS, TERMS AND CONDITIONS (STATUTORY, EXPRESS, IMPLIED OR OTHERWISE) AS TO QUALITY, CONDITION, DESCRIPTION, MERCHANTABILITY, FITNESS FOR PURPOSE OR NON-INFRINGEMENT (EXCEPT FOR THE IMPLIED WARRANTY OF TITLE) ARE HEREBY EXPRESSLY EXCLUDED.

10.

Limit of Liability

10.1

The Company shall have no liability under the warranties contained in Condition 9 in respect of any defect in the Products arising from: specifications or materials supplied by the Buyer; fair wear and tear; wilful damage or negligence of the Buyer or its employees or agents; abnormal working conditions at the Buyer's premises; failure to follow the Company's instructions (whether oral or in writing); misuse or alteration or repair of the Products without the Company's approval; or if the total price for the Products has not been paid.

10.2

THE COMPANY SHALL IN NO EVENT BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND FROM ANY CAUSE ARISING OUT OF THE SALE, INSTALLATION, USE OR INABILITY TO USE ANY PRODUCT OR SERVICE, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, GOODWILL OR BUSINESS INTERRUPTION.

10.3

The exclusion of liability in these terms and conditions shall not apply in respect of death or personal injury caused by the Company’s negligence.

10.4

The Company shall not be bound by any representations or statements on the part of its employees or agents, whether oral or in writing, including errors made in catalogues and other promotional materials.

11.

Intellectual Property Rights

Where the Buyer supplies designs, drawings, and specifications to the Company to enable it to manufacture non-standard or custom made Products, the Buyer warrants that such manufacture will not infringe the intellectual property rights of any third party.

All intellectual property rights in the Products and/or Services shall at all times remain vested in the Company.

12.

Health, Safety and Waste

The Buyer shall ensure that:

(i)

the specification of the Products is safe for the intended use;

(ii)

the Products are handled in a safe manner; and

(iii)

any waste originating from the Products is disposed of in accordance with any relevant regulations.

13.

Indemnities

Except where the claim arises as a result of the intentional, reckless or negligent acts of the Company, the Buyer shall indemnify the Company in respect of any claim which may be made against the Company:

(i)

arising in connection with the Buyer’s use of the Products;

(ii)

alleging that the use to which the Products are put infringes the intellectual property rights of any third party.

14.

Insolvency

In the event that the Buyer becomes bankrupt or, being a company, goes into liquidation (other than for the purposes of reconstruction or amalgamation), the Company shall be entitled immediately to terminate the Contract without notice and without prejudice to any other rights of the Company hereunder.

15.

Force Majeure

15.1

The Company shall not be liable in respect of the non-performance of any of its obligations to the extent such performance is prevented by any circumstances beyond its reasonable control including but not limited to strikes, lock outs or labour disputes of any kind (whether relating to its own employees or others), fire, flood, explosion, natural catastrophe, military operations, blockade, sabotage, revolution, riot, civil commotion, war or civil war, plant breakdown, computer or other equipment failure and inability to obtain equipment.

15.2

If an event of force majeure exceeds one month the Company may cancel the Contract without liability.

16.

Computer Program Licence

Where the Company’s Equipment is intended to be used with a particular licensed computer program supplied by the Company, the use of any other program shall void the Company warranty.  The Buyer is hereby granted a non-exclusive, non-transferable licence to use the licensed computer program only with the Equipment supplied by the Company.  No rights are granted to produce copies of, reverse-engineer, or create any derivative works based upon the licensed computer programme.